Exhibit 10.16

TRANSFIX, INC.

2014 STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

[See Carta]

You have been granted an award (the “Award”) of restricted stock units (“RSUs”) under the Transfix, Inc. 2014 Stock Plan, as amended (the “Plan”), with respect to shares of Common Stock of Transfix, Inc., a Delaware corporation (the “Company”), as set forth below. Unless otherwise defined in this Notice, the terms used in this Notice shall have the meanings defined in the Plan or the RSUA (as defined below).

Date of Grant:	[See Carta]

Total Number of RSUs:	[See Carta]

Vesting Schedule:	The RSUs subject to the Award will be considered vested only if and to the extent that both (i) the Time-Based Vesting Schedule set forth below is satisfied and (ii) a Liquidity Event (as defined below) occurs on or before the seventh (7th) anniversary of the Date of Grant (the “Expiration Date”).

Time-Based Vesting. The Award shall be subject to the vesting schedule set forth in this paragraph (the “Time-Based Vesting Schedule”). So long as your Continuous Service Status does not terminate, (i) the Time-Based Vesting Schedule shall be satisfied as to fifty percent (50%) of the RSUs subject to the Award on May 1, 2021 (the “First Anniversary Date”), and (ii) the Time-Based Vesting Schedule shall be satisfied as to one twenty-fourth (1/24th) of the RSUs subject to the Award monthly following the First Anniversary Date (on the same day of the month as the First Anniversary Date) commencing with the first month following the month in which the First Anniversary Date occurs through and including the twelfth month following the month in which the First Anniversary Date occurs (with any fractional RSU ignored, but carried over to any applicable subsequent date on which the Time-Based Vesting Schedule is satisfied until sufficient to produce a whole RSU).

Liquidity-Event Vesting. Notwithstanding any other provision herein or in the Plan, no portion of the Award shall be considered vested unless either (x) a Change of Control or (y) an initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended (the “Securities Act,” and the first to occur of (x) or (y), a “Liquidity Event”) occurs on or before the Expiration Date. If a Liquidity Event does not occur on or before the Expiration Date, the Award (to the extent then outstanding and without regard to whether the Time-Based Vesting Schedule has been satisfied) will terminate and be cancelled on the Expiration Date. If a Liquidity Event occurs prior to the Expiration Date and your Continuous Service Status has not terminated before the date of the Liquidity Event, the portion of the Award that would have been vested on such date pursuant to the Time-Based Vesting Schedule shall vest on such date, and the remaining portion of the Award (if any) shall vest in accordance with the remainder of the Time-Based Vesting Schedule (subject in each case to your Continuous Service Status not being terminated before the applicable time-based vesting date in the Time-Based Vesting Schedule).

Termination of Continuous Service Status Before Liquidity Event:	If your Continuous Service Status terminates for any reason prior to a Liquidity Event (whether with or without cause, voluntarily or involuntarily), (i) the portion of the Award as to which the Time-Based Vesting Schedule has not been satisfied as of the termination of your Continuous Service Status shall terminate and be cancelled on the date such Continuous Service Status terminates, and (ii) the portion of the Award as to which the Time-Based Vesting Schedule has been satisfied as of the termination of your Continuous Service Status will remain outstanding and eligible to vest upon any Liquidity Event that occurs prior to the Expiration Date.

Transferability:	You may not transfer this Award except as set out in Section 7 of the Restricted Stock Unit Agreement (the “RSUA”). You must obtain Company approval prior to any transfer of this Award or the RSUs subject to this Award.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by, and you and the Company are bound by, the terms and conditions of this Notice, as well as the Plan and the RSUA, both of which are attached to and made a part of this Notice.

In addition, you agree and acknowledge that your rights to any Shares underlying this Award will be earned as you provide services to the Company over time, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause. You should consult with your own tax advisor concerning the tax consequences of this Award and any shares or other payment you may receive pursuant to this Award. For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.

THE COMPANY:

TRANSFIX, INC.

By:
(Signature)
Name:
Title:

GRANTEE:

[See Carta]

Address:

TRANSFIX, INC.

2014 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

1.            Grant of Award. Transfix, Inc., a Delaware corporation (the “Company”), hereby grants to the person (“Grantee”) named in the Notice of Restricted Stock Unit Grant (the “Notice”), an award (the “Award”) of a number of restricted stock units (“RSUs”) with respect to shares of the Company’s Common Stock as set forth in the Notice, subject to the terms, definitions and provisions of the Transfix, Inc. 2014 Stock Plan, as amended (the “Plan”), adopted by the Company, which is incorporated in this Restricted Stock Unit Agreement (this “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement or the Notice shall have the meanings defined in the Plan.

2.            Vesting of Award. This Award shall vest and be payable in accordance with the Vesting Schedule set out in the Notice.

3.            No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent, subsidiary or affiliate of the Company, to terminate Grantee’s employment or consulting relationship, for any reason, with or without cause.

4.            Termination of Relationship. This Award and the RSUs subject hereto, to the extent then outstanding and unvested, shall terminate and be cancelled on the date of termination of Grantee’s Continuous Service Status for any reason (the “Termination Date”) to the extent provided in the Notice. If the Grantee is entitled to accelerated vesting of equity awards in connection with a termination of the Grantee’s Continuous Service Status pursuant to a written employment agreement with the Company, such acceleration of vesting shall, notwithstanding anything to the contrary in such employment agreement, (i) apply with respect to the Time-Based Vesting Schedule applicable to the RSUs (to the extent the RSUs are to accelerate pursuant to such employment agreement in connection with such termination of the Grantee’s Continuous Service Status, and subject to the Grantee satisfying any release or other applicable conditions to such acceleration), and (ii) shall not apply as to the Liquidity Event vesting condition (which Liquidity Event vesting condition, and related forfeiture risk, shall continue to apply to the RSUs as set forth in the Notice to the extent the Liquidity Event vesting condition was not satisfied prior to such termination of the Grantee’s Continuous Service Status). If any RSUs are cancelled hereunder or under the Notice, such cancellation shall occur automatically as of the date of such cancellation, without payment of any consideration by the Company and without any other action by Grantee, or Grantee’s beneficiary or personal representative, as the case may be.

5.            No Stockholder Rights. Grantee shall have no rights as a stockholder of the Company, no dividend rights and no voting rights, with respect to the RSUs and any shares of Common Stock underlying or issuable in respect of such RSUs until such shares of Common Stock are actually issued to and held of record by Grantee. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of such shares. This Award does not place any limit on the corporate authority of the Company.

6.            Timing and Manner of Payment of RSUs. The Company shall deliver to Grantee a number of shares of Common Stock (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Company in its discretion) equal to the number of RSUs subject to this Award that vest pursuant to the terms hereof. Any payment of shares with respect to such vested RSUs shall be made not later than two and one-half months after the end of the calendar year in which such RSUs became vested pursuant to the Vesting Schedule set out in the Notice (such latest payment date, the “Payment Deadline”). It is intended that payment with respect to RSUs that vest will generally be made on or promptly following the applicable vesting date; provided that, as to any RSUs that vest on or within six months following the occurrence of an initial public offering of the Company’s securities registered under the Securities Act, it is intended that payment with respect to such RSUs will be made on or promptly after the date that is six months after the date of such initial public offering (subject to compliance with the preceding sentence). In all cases, the Company shall determine the exact payment date which shall be not later than the Payment Deadline applicable to the vested RSUs being paid. The Company’s obligation to deliver shares of Common Stock or otherwise make payment with respect to vested RSUs is subject to the condition precedent that Grantee or other person entitled under the Plan to receive any shares with respect to the vested RSUs deliver to the Company any representations or other documents or assurances required pursuant to Section 15 of the Plan. Grantee shall have no further rights with respect to any RSUs that are paid or that terminate pursuant to Section 4.

7.            Non-Transferability of Award. This Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The terms of this Award shall be binding upon the executors, administrators, heirs, successors and assigns of Grantee.

8.            Limitations on Transfer of Shares. Grantee acknowledges and agrees that any shares of Common Stock issued pursuant to this Agreement (the “Shares”) are subject to (i) the transfer restrictions set forth in Section 12 of the Plan, (ii) the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Bylaws, including (without limitation) certain transfer restrictions set forth in Section 4.6 of the Company’s Bylaws, as may be in effect at the time of any proposed transfer (the “Bylaw Provisions”), (iii) any other limitation or restriction on transfer created by Applicable Laws. Grantee shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 12 of the Plan, the Bylaw Provisions, Applicable Laws, and the provisions below.

(a)            Transfer Restrictions; Right of First Refusal. Before any Shares held by Grantee or any transferee of Grantee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with the Holder’s Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the same terms and conditions set forth in this Section 8(a). The Company may either (1) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 8(a), (2) decline to exercise its Right of First Refusal in full or in part and permit the transfer of such Shares to the Proposed Transferee (as defined below) in full or in part, or (3) decline to exercise its Right of First Refusal in full or in part and decline the request to sell or transfer of the Shares in full or in part.

(i)            Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Holder’s Notice”) stating: (A) the Holder’s desire to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms as similar as reasonably possible).

(ii)           Exercise of Right of First Refusal. At any time within 30 days after receipt of the Holder’s Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

(iii)          Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Holder’s Notice or in the manner and at the times set forth in the Holder’s Notice.

(iv)          Holder’s Right to Transfer. If any of the Shares proposed in the Holder’s Notice to be transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 8(a) and (B) approved by the Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Holder’s Notice; provided that any such sale or other transfer is also effected in accordance with the Bylaw Provisions, the transfer restrictions set forth in the Plan and any Applicable Laws and the Proposed Transferee agrees in writing that the Plan, the Bylaw Provisions and the provisions of this Agreement, including this Section 8 and the waiver of statutory information rights in Section 12 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Holder’s Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Holder’s Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.

(v)           Exception for Certain Family Transfers. Anything to the contrary contained in this Section 8(a) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder’s Immediate Family shall be exempt from the provisions of this Section 8(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships, or any person sharing Holder’s household (other than a tenant or employee). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Provisions and the provisions of this Agreement, including this Section 8 and Section 12, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 8, the Plan, and the Bylaw Provisions.

(b)            Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 8(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.

(c)            Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(d)            Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Provisions, the provisions of this Agreement, including, without limitation, Sections 8, 9 and 12 of this Agreement and Section 12 of the Plan. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e)            Termination of Rights. The transfer restrictions set forth in Section 8(a) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 8(a) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 8(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 11(b) below and related to the restrictions in this Section 8 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 11(a) below and delivered to Holder.

9.            Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act, Grantee shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Grantee shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

10.          Investment and Taxation Representations. In connection with this Award and any Shares that may be issued hereunder, Grantee represents to the Company the following:

(a)            Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire any Shares hereunder. Grantee shall acquire any such Shares for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Grantee does not have any present intention to transfer the Shares to any other person or entity.

(b)            Grantee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein.

(c)            Grantee further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the securities.

(d)            Grantee is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Grantee understands that the Company provides no assurances as to whether he will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 10(e), Grantee acknowledges and agrees to the restrictions set forth in Section 10(f) below.

(e)            Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)             Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee’s acquisition or disposition of any Shares issued hereunder. Grantee represents that Grantee has consulted any tax consultants Grantee deems advisable in connection with the Grant of this Award and the acquisition or disposition of the Shares and that Grantee is not relying on the Company for any tax advice. Grantee is solely responsible for any and all tax liability as a result of the Award, any payment with respect to the Award, and any acquisition or disposition of Shares.

11.	Restrictive Legends and Stop-Transfer Orders.

(a)            Legends. Any stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

(i)            “THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)           “THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

(iii)          “THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S BYLAWS AND THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S STOCK PLAN AND THE COMPANY’S BYLAWS.”

(b)            Stop-Transfer Notices. Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)            Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

12.          Waiver of Statutory Information Rights. Grantee acknowledges and understands that with respect to any Shares issued pursuant to this Award, but for the waiver made herein, Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Grantee in Grantee’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Grantee under any written agreement with the Company.

13.          Effect of Agreement. Grantee acknowledges receipt of a copy of the Plan and represents that Grantee is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Award terms and the provisions of the Plan), and hereby accepts this Award and agrees to be bound by its contractual terms as set forth herein and in the Plan. Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Administrator regarding any questions relating to this Award. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the terms and provisions of the Plan shall prevail.

14.          Imposition of Other Requirements. The Company reserves the right to impose other requirements on Grantee’s participation in the Plan or any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Laws or facilitate the administration of the Plan. Grantee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Grantee acknowledges that the laws of the country in which Grantee is working at the time of grant, vesting and payment of the Award and the issuance of any Shares pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Grantee to additional procedural or regulatory requirements that Grantee is and will be solely responsible for and must fulfill.

15.          Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Grantee’s current or future participation in the Plan by electronic means or to request Grantee’s consent to participate in the Plan by electronic means. Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

16.	Miscellaneous.

(a)            Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the state of New York, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of the state of New York and agree that any such litigation shall be conducted only in the courts of New York or the federal courts of the United States located in New York and no other courts.

(b)            Entire Agreement. This Agreement (including the Notice) sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof. The Bylaws are outside the scope of the foregoing integration provision as to any shares of Common Stock that may be issued pursuant to this Award.

(c)            Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

(d)           Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e)            Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f)            Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g)            Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h)            Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement.